DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Discontinued Operations
	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$-	$30
Accounts receivable, net	-	104
Total current assets from discontinued operations	$-	$134

LIABILITIES
CURRENT LIABILITIES:
Accounts payable	$-	$97
Accrued expenses and other current liabilities	-	5
Total current liabilities from discontinued operations	$-	$102

	2015	2014	2013

Revenue	$97	$1,152	$4,988
Cost of revenue	94	1,132	4,275
GROSS PROFIT	3	20	713
Selling, general and administrative expenses	6	114	729
OPERATING LOSS	(3)	(94)	(16)
Other income (expense), net	3	(15)	616
Income tax benefit (expense)	-	-	1,221
Income (loss) from discontinued operations	$-	$(109)	$1,821